LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 9, 2012

TO SUMMARY PROSPECTUS, THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MAY 1, 2012 OF

LEGG MASON WESTERN ASSET CORPORATE BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 9, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012 and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011 are incorporated by reference into this Summary Prospectus.

Effective August 1, 2012, the following text is to be added to, and is to replace any statement to the contrary under, (i) the section headed “Investment Objective” in the fund’s Summary Prospectus and Prospectus and (ii) the section headed “More on the fund’s investment strategies, investments and risks” in the fund’s Prospectus, and (iii) the section headed “Investment Objectives and Principal Investment Strategies—Investment Objective” in the Fund’s Statement of Additional Information:

“The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.”

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